SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50469

Date of Report: April 4, 2017

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	59-3764931
(State of other jurisdiction of incorporation or organization	(IRS Employer Identification No.)

5950 Shiloh Road East Suite N, Alpharetta, GA	30005
(Address of principal executive offices)	(Zip Code)

(770) 886-2734
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Certificate of Incorporation

Effective at close of business on April 4, 2017, GreenShift Corporation filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company's certificate of incorporation to give effect to a 1-for-100 reverse stock split.  The Company's common stock will begin trading on a post-reverse split basis on April 6, 2017.
Item 9.01    Financial Statements and Exhibits
Exhibits
3-a	Certificate of Amendment of Certificate of Incorporation filed on April 3, 2017, effective on April 4, 2017 at 6:00 p.m. Eastern Time.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2017		GREENSHIFT CORPORATION

	By:	/s/ Kevin Kreisler
Kevin Kreisler
Chief Executive Officer